EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   25-Feb-05                                                          28-Feb-05

   Distribution Date:       BMW Vehicle Owner Trust 2002-A             Period #
   25-Mar-05                ------------------------------                   34

   ---------------------------------------------------------------------------------------------------------------------

   Balances
   ---------------------------------------------------------------------------------------------------------------------
                                                                        Initial       Period End
      Receivables                                                $1,401,763,032     $211,618,766
      Reserve Account                                               $14,017,630      $10,498,314
      Yield Supplement Overcollateralization                         $6,397,885       $1,012,407
      Class A-1 Notes                                              $311,000,000               $0
      Class A-2 Notes                                              $358,426,000               $0
      Class A-3 Notes                                              $446,779,000               $0
      Class A-4 Notes                                              $251,253,000     $182,699,213
      Class B Notes                                                 $27,907,000      $27,907,000

   Current Collection Period
   ---------------------------------------------------------------------------------------------------------------------

      Beginning Receivables Outstanding                            $228,266,859
      Calculation of Total Distribution Amount
         Regular Principal Distributable Amount
            Receipts of Scheduled Principal                         $10,964,520
            Receipts of Pre-Paid Principal                           $5,384,855
            Liquidation Proceeds                                       $179,518
            Principal Balance Allocable to Gross Charge-offs           $119,199
         Total Receipts of Principal                                $16,648,092

         Interest Distribution Amount
            Receipts of Interest                                     $1,064,133
            Servicer Advances                                           $29,178
            Reimbursement of Previous Servicer Advances                      $0
            Accrued Interest on Purchased Receivables                        $0
            Recoveries                                                  $29,405
            Net Investment Earnings                                     $19,028
         Total Receipts of Interest                                  $1,141,743

         Release from Reserve Account                                        $0

      Total Distribution Amount                                     $17,670,637

      Ending Receivables Outstanding                               $211,618,766

   Servicer Advance Amounts
   ---------------------------------------------------------------------------------------------------------------------

      Beginning Period Unreimbursed Previous Servicer Advance        $1,941,744
      Current Period Servicer Advance                                   $29,178
      Current Reimbursement of Previous Servicer Advance                     $0
      Ending Period Unreimbursed Previous Servicer Advances          $1,970,922

   Collection Account
   ---------------------------------------------------------------------------------------------------------------------

      Deposits to Collection Account                                $17,670,637
      Withdrawals from Collection Account
         Servicing Fees                                                $190,222
         Class A Noteholder Interest Distribution                      $740,565
         First Priority Principal Distribution                               $0
         Class B Noteholder Interest Distribution                      $112,791
         Regular Principal Distribution                             $16,556,026
         Reserve Account Deposit                                        $71,032
         Unpaid Trustee Fees                                                 $0
         Excess Funds Released to Depositor                                  $0
      Total Distributions from Collection Account                   $17,670,637


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
   Excess Funds Released to the Depositor
   ---------------------------------------------------------------------------------------------------------------------
         Release from Reserve Account                                        $0
         Release from Collection Account                                     $0
      Total Excess Funds Released to the Depositor                           $0

   Note Distribution Account
   ---------------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account                  $17,409,382
      Amount Deposited from the Reserve Account                              $0
      Amount Paid to Noteholders                                    $17,409,382

   Distributions
   ---------------------------------------------------------------------------------------------------------------------


      Monthly Principal Distributable Amount                    Current Payment   Ending Balance Per $1,000      Factor
      Class A-1 Notes                                                        $0               $0      $0.00       0.00%
      Class A-2 Notes                                                        $0               $0      $0.00       0.00%
      Class A-3 Notes                                                        $0               $0      $0.00       0.00%
      Class A-4 Notes                                               $16,556,026     $182,699,213     $65.89      72.72%
      Class B Notes                                                          $0      $27,907,000      $0.00     100.00%

      Interest Distributable Amount                             Current Payment       Per $1,000
      Class A-1 Notes                                                        $0            $0.00
      Class A-2 Notes                                                        $0            $0.00
      Class A-3 Notes                                                        $0            $0.00
      Class A-4 Notes                                                  $740,565            $2.95
      Class B Notes                                                    $112,791            $4.04



   Carryover Shortfalls
   ---------------------------------------------------------------------------------------------------------------------
                                                                          Prior
                                                                      Period Carryover  Current Payment  Per $1,000
      Class A-1 Interest Carryover Shortfall                                 $0               $0           $0
      Class A-2 Interest Carryover Shortfall                                 $0               $0           $0
      Class A-3 Interest Carryover Shortfall                                 $0               $0           $0
      Class A-4 Interest Carryover Shortfall                                 $0               $0           $0
      Class B Interest Carryover Shortfall                                   $0               $0           $0


   Receivables Data
   ---------------------------------------------------------------------------------------------------------------------

                                                               Beginning Period       Ending Period
      Number of Contracts                                                22,173           21,418
      Weighted Average Remaining Term                                     21.39            20.56
      Weighted Average Annual Percentage Rate                             6.32%            6.32%

      Delinquencies Aging Profile End of Period                   Dollar Amount       Percentage
         Current                                                   $188,181,971           88.92%
         1-29 days                                                  $18,194,960            8.60%
         30-59 days                                                  $4,036,682            1.91%
         60-89 days                                                    $643,550            0.30%
         90-119 days                                                   $114,824            0.05%
         120+ days                                                     $446,778            0.21%
         Total                                                     $211,618,766          100.00%
         Delinquent Receivables +30 days past due                    $5,241,835            2.48%


      Write-offs
         Gross Principal Write-Offs for Current Period                 $119,199
         Recoveries for Current Period                                  $29,405
         Net Write-Offs for Current Period                              $89,794

         Cumulative Realized Losses                                  $7,129,057


      Repossessions                                               Dollar Amount            Units
         Beginning Period Repossessed Receivables Balance              $736,019              46
         Ending Period Repossessed Receivables Balance                 $783,436              50
         Principal Balance of 90+ Day Repossessed Vehicles              $26,679               4


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
   Yield Supplement Overcollateralization
   ---------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                               $1,104,473
      Beginning Period Amount                                        $1,104,473
      Ending Period Required Amount                                  $1,012,407
      Current Period Release                                            $92,066
      Ending Period Amount                                           $1,012,407
      Next Distribution Date Required Amount                           $924,590

   Reserve Account
   ---------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                              $10,513,223
      Beginning Period Amount                                       $10,427,282
      Net Investment Earnings                                           $19,028
      Current Period Deposit                                            $71,032
      Current Period Release to Collection Account                           $0
      Current Period Release to Depositor                                    $0
      Ending Period Required Amount                                 $10,513,223
      Ending Period Amount                                          $10,498,314



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